Peregrine Semiconductor and RF Micro Devices Settle All Outstanding Litigation

SAN DIEGO, CALIF. and GREENSBORO, NC, July 22, 2014 – Peregrine Semiconductor Corporation (NASDAQ: PSMI), founder of RF SOI (silicon on insulator) and pioneer of advanced RF solutions, and RF Micro Devices, Inc. (NASDAQ: RFMD), a global leader in the design and manufacture of high-performance radio frequency solutions, today announced that they have settled all outstanding claims between the companies. The two parties have entered into patent cross licenses and have agreed to dismiss all related litigation. Specific financial terms of the agreement remain confidential.

“We are pleased that we have reached agreement with RF Micro Devices and resolved all of our outstanding litigation under terms that recognize Peregrine’s unique role in the invention and commercialization of RF SOI technology,” said Jim Cable, CEO of Peregrine Semiconductor. “This agreement provides validation for the many ways in which Peregrine continues to expand the industry’s technological frontiers through both our inventions and commercial products. We look forward to continuing to solve our customers’ and partners’ toughest RF challenges.”

Bob Bruggeworth, president and CEO of RFMD, said, “We are very pleased to reach an agreement with Peregrine that recognizes the value of their patents and their contribution to the development of RF SOI. The signing of this patent cross‐license agreement allows RFMD to focus 100% on building the industry’s leading portfolio of RF solutions, making this agreement very positive for both our Company and our customers.”

About Peregrine Semiconductor
Peregrine Semiconductor (NASDAQ: PSMI), founder of RF SOI (silicon on insulator), is a leading fabless provider of high‐performance, integrated RF solutions. Since 1988 Peregrine and its founding team have been perfecting UltraCMOS® technology ‐ a patented, advanced form of SOI ‐ to deliver the performance edge needed to solve the RF market's biggest challenges, such as linearity. With products that deliver best-in-class performance and monolithic integration, Peregrine is the trusted choice for market leaders in automotive, broadband, industrial, Internet of Things, military, mobile devices, smartphones, space, test-and-measurement equipment and wireless infrastructure. Peregrine holds more than 180 filed and pending patents and has shipped over 2 billion UltraCMOS units. For more information, visit http://www.psemi.com.

This press release contains forward‐looking statements regarding our management's future expectations, beliefs, intentions, goals, strategies, plans and prospects. Such statements constitute "forward‐looking" statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The achievement of the matters covered by such forward‐looking statements involves risks, uncertainties and assumptions. If any of these risks or uncertainties materialize, or if any of the assumptions prove incorrect, our actual results, performance or achievements could be materially different from any future results, performance or achievements expressed or implied by the forward‐looking statements. Such risks and uncertainties include, but are not limited to, our dependence on a limited number of customers for a substantial portion of our revenues; intellectual property risks; intense competition in our industry; our ability to develop and introduce new and enhanced products on a timely basis and achieve market acceptance of those products; consumer acceptance of our customers’ products that incorporate our solutions; our lack of long‐term supply contracts and dependence on limited sources of supply; and potential decreases in average selling prices for our products.

For further information regarding risks and uncertainties associated with Peregrine's business, please refer to the filings that we make with the Securities and Exchange Commission from time to time, including those set forth in the section entitled “Risk Factors” in our Form 10‐K for the year ended December 28, 2013, which should be read in conjunction with these financial results. These documents are available on the SEC Filings section of the Investor Relations section of our website at http://investors@psemi.com/. Please also note that forward‐looking statements represent our management’s beliefs and assumptions only as of the date of this press release. Except as required by law, we assume no obligation to update these forward‐looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward‐looking statements, even if new information, becomes available in the future.

The Peregrine Semiconductor name, logo, and UltraCMOS are registered trademarks of Peregrine Semiconductor Corporation in the U.S.A., and other countries. All other trademarks mentioned herein are the property of their respective owners.

About RFMD
RFMD (NASDAQ: RFMD) is a global leader in the design and manufacture of high‐performance radio frequency solutions. RFMD's products enable worldwide mobility, provide enhanced connectivity, and support advanced functionality in the mobile device, wireless infrastructure, wireless local area network (WLAN or Wi‐Fi), cable television (CATV)/broadband, Smart Energy/advanced metering infrastructure (AMI), and aerospace and defense markets. RFMD is recognized for its diverse portfolio of semiconductor technologies and RF systems expertise and is a preferred supplier to the world's leading mobile device, customer premises, and communications equipment providers. RFMD is an ISO 9001-, ISO 14001‐, and ISO/TS 16949- certified manufacturer with worldwide engineering, design, sales and service facilities. For more information, please visit RFMD's web site at rfmd.com.

This press release includes "forward‐looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward‐looking statements include, but are not limited to, statements about our plans, objectives, representations and contentions and are not historical facts and typically are identified by use of terms such as "may," "will," "should," "could," "expect," "plan," "anticipate," "believe," "estimate," "predict," "potential," "continue" and similar words, although some forward‐looking statements are expressed differently. You should be aware that the forward‐ looking statements included herein represent management's current judgment and expectations, but our actual results, events and performance could differ materially from those expressed or implied by forward‐looking statements. We do not intend to update any of these forward looking statements or publicly announce the results of any revisions to these forward‐looking statements, other than as is required under the federal securities laws. RF Micro Devices' business is subject to numerous risks and uncertainties, including variability in operating results, the inability of certain of our customers or suppliers to access their traditional sources of credit, our industry's rapidly changing technology, our dependence on a few large customers for a substantial portion of our revenue, our ability to implement innovative technologies, our ability to bring new products to market and achieve design wins, the efficient and successful operation of our wafer fabrication facilities, assembly facilities and test and tape and reel facilities, our ability to adjust production capacity in a timely fashion in response to changes in demand for our products, variability in manufacturing yields, industry overcapacity and current macroeconomic conditions, inaccurate product forecasts and corresponding inventory and manufacturing costs, dependence on third parties and our ability to manage channel partners and customer relationships, our dependence on international sales and operations, our ability to attract and retain skilled personnel and develop leaders, the possibility that future acquisitions may dilute our shareholders' ownership and cause us to incur debt and assume contingent liabilities, fluctuations in the price of our common stock, additional claims of infringement on our intellectual property portfolio, lawsuits and claims relating to our products, security breaches and other similar disruptions compromising our information and exposing us to liability, the impact of stringent environmental regulations, and the receipt of required regulatory and shareholder approvals related to our proposed business combination with TriQuint Semiconductor, Inc. and the completion of the proposed transaction. These and other risks and uncertainties, which are described in more detail in RF Micro Devices' most recent Annual Report on Form 10‐K and other reports and statements filed with the Securities and Exchange Commission, could cause actual results and developments to be materially different from those expressed or implied by any of these forward‐looking statements.
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Investor Contacts:
Doug DeLieto
VP, Investor Relations
RFMD
336-678-7088

Jonathan Goldberg
Senior Director of Corporate Development
Peregrine Semiconductor
+1-585-795-0161
ir@psemi.com

Media Contacts:
Brent Dietz
RFMD, Inc.
brent.dietz@rfmd.com
+1-336-338-2711

Elizabeth Brown
Peregrine Semiconductor
pr@psemi.com
+1-619-993-4648